CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report of Northeast Pennsylvania Financial Corp. (the “Company”) on Form 10-Q for the period ending June 30, 2004 as filed with the Securities and Exchange Commission (the “Report”), we, Thomas M. Petro, President and Chief Executive Officer, and Jerry D. Holbrook, Chief Financial Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

/s/ THOMAS M. PETRO	/s/ JERRY D. HOLBROOK

Thomas M. Petro	Jerry D. Holbrook
President and Chief Executive Officer	Chief Financial Officer
Date: August 13, 2004	Date: August 13, 2004